UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 19, 2021

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices) (Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Pacific Biosciences of California, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment No. 1”) to amend the Company’s Current Report on Form 8-K filed July 20, 2021 (the “Original Form 8-K”), which reported, among other things, the Company’s entry into an enforceable agreement to conduct unregistered sales of equity securities in connection with the Company’s acquisition of Omniome, Inc. (“Omniome”). The Company is filing this Amendment No. 1 to provide the number of shares of Company common stock being issued as milestone consideration upon achievement of the commercial milestone described in the merger agreement relating to the Omniome acquisition (the “Merger Agreement”), which number was not determinable at the time of filing the Original Form 8-K.

Except as expressly set forth herein, this Amendment No. 1 does not amend the Original Form 8-K in any way and does not modify or update any other disclosures contained in the Original Form 8-K. This Amendment No. 1 supplements the Original Form 8-K and should be read in conjunction with the Original Form 8-K.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

On September 20, 2023, the Company achieved the commercial milestone under the Merger Agreement. Consequently, pursuant to the Merger Agreement, former Omniome securityholders are entitled to receive as milestone consideration, among other things, of an aggregate of approximately $101 million in cash and approximately 8.9 million shares of Company common stock, representing $100 million divided by the volume-weighted average of the trading prices of Company common stock for the twenty trading days ending with and including the trading day that is two days immediately prior to the achievement of the milestone. The Company anticipates issuing such shares to the former Omniome securityholders on or about October 4, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

	By:	/s/ Michele Farmer
Michele Farmer
Vice President and Chief Accounting Officer
Date: September 22, 2023